UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2006

U-Store-It Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6745 Engle Road, Suite 300, Cleveland, Ohio		44130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-234-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2006, U-Store-It Trust (the "Company") entered into an agreement (the "Separation Agreement") with Tedd D. Towsley in connection with the termination of Mr. Towsley’s employment, effective as of August 4, 2006, as the Company’s Vice President and Treasurer. Pursuant to the terms of the Separation Agreement, Mr. Towsley will receive the benefits described below in consideration for his agreement to provide the Company with a general release, to be bound by certain non-disparagement covenants and provisions and to abide by certain confidentiality obligations.

Under the terms of the Employment Agreement with Mr. Towsley, dated October 27, 2004, Mr. Towsley will receive a severance payment consisting of: (a) two times the sum of his current annual salary of $225,000 and the average annual bonus of $175,000 actually paid to him for the prior two calendar years; and (b) $79,890, representing a pro rated bonus for his performance in 2006 through the date of termination. Mr. Towsley will be entitled to continuation of medical, prescription and dental benefits for eighteen months and all equity awards previously granted to Mr. Towsley will immediately vest and become fully exercisable. These terms are reflected in the Separation Agreement. Pursuant to the Separation Agreement, the Company will accelerate the cash payment to Mr. Towsley of the severance described in the preceding paragraph. The foregoing description of the Separation Agreement is qualified in its entirety by the full terms and conditions of the Separation Agreement, a copy of which is attached to this report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2006, the Company announced its financial results for the quarter ended June 30, 2006. A copy of the Company’s earnings release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are filed as part of this report:

The information contained in this report on Form 8-K under Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit No. Description

10.1 Separation Agreement, dated August 1, 2006, by and between U-Store-It Trust and Tedd D. Towsley.

99.1 Earnings Press Release, dated August 7, 2006, announcing the financial results for the quarter ended June 30, 2006.

99.2 Supplemental Operating and Financial Data, dated June 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

August 7, 2006	By:	Christopher P. Marr

Name: Christopher P. Marr
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement, dated August 1, 2006, by and between U-Store-It Trust and Tedd D. Towsley.
99.1	Earnings Press Release, dated August 7, 2006, announcing the financial results for the quarter ended June 30, 2006.
99.2	Supplemental Operating and Financial Data, dated June 30, 2006.